                                                                   EXHIBIT 10.26


                         FORM OF EMPLOYMENT AGREEMENTS


         This EMPLOYMENT AGREEMENT is entered into on ____________ __, 2002 by and among Thane International, Inc., a Delaware corporation ("Thane"), Reliant Interactive Media Corp., a Nevada corporation (the "Corporation"), and Kevin Harrington, an individual residing at 7676 Hunter Lane, Pinellas Park, Florida 33782 (the "Executive"), under the following terms and conditions:

                                   RECITALS:

         WHEREAS, on or about December 6, 2001, Thane, Reliant Acquisition Corporation, a Nevada corporation wholly owned by Thane ("Acquisition"), the Corporation, and certain controlling stockholders of the Corporation, including the Executive, entered into an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which (i) Acquisition shall be merged with and into the Corporation (the "Merger") with the Corporation surviving such Merger as a wholly owned subsidiary of Thane and (ii) the stockholders of the Corporation shall receive shares of the common stock of Thane; and

         WHEREAS, the Executive is a stockholder of the Corporation and will personally derive significant value from the Merger; and

         WHEREAS, the Executive and the Corporation entered into that certain Employment Agreement, dated as of September 9, 2000 (the "Former Contract"), pursuant to which the Executive was entitled to certain compensation and benefits; and

         WHEREAS, the execution and delivery of this Employment Agreement, as a new contract to completely supersede the Former Contract, (i) is an inducement to each of the Corporation and Thane to enter into the Merger Agreement and is a condition to Thane's consummation of the Merger and (ii) provides significant consideration to the Executive; and

         WHEREAS, the Corporation desires to retain and employ the Executive, and the Executive desires to be employed by the Corporation on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, it is hereby covenanted and agreed by the Corporation and the Executive as follows:

         1. Employment Period. The Corporation hereby agrees to employ the Executive as its _________________________, and the Executive, in such capacity, agrees to provide services to the Corporation for the period beginning on the date of the closing of the Merger (the "Commencement Date") and ending on March 31, 2005 (the "Employment Period").

         2. Performance of Duties. The Executive agrees that during the Employment Period, while he is employed by the Corporation, he shall devote substantially all of his business time, energies and talents to serving in the capacity of ___________________________ of the Corporation in the best interests of the Corporation, and to perform the duties assigned to him by the Board of Directors of the Corporation (the "Board") faithfully, efficiently and in a professional manner. The Executive shall not, without prior written consent from the Board (which consent shall not be unreasonably withheld):

                  (a) serve as or be a consultant to or employee, officer, agent or director of any corporation, partnership or other entity other than the Corporation or its affiliates (other than civic, charitable, or other public service organizations); or

                  (b) have more than a five percent (5%) ownership interest in any enterprise other than Thane or its affiliates. Set forth on
Schedule 2(b) attached hereto is a detailed list of the Executive's ownership interests as of the date hereof.

         3. Compensation. Subject to the terms and conditions of this Employment Agreement, during the Employment Period, while he is employed by the Corporation, the Executive shall be compensated by the Corporation for his services as follows:

                  (a) Base Salary. The Executive shall receive, for each 12-consecutive month period beginning on the Commencement Date and each anniversary thereof, a rate of salary that is not less than $300,000 per year (the "Base Salary"), payable in substantially equal monthly or more frequent installments and subject to normal tax withholding. During the Employment Period the Executive's Base Salary shall be reviewed by the Board on or before each anniversary of the Commencement Date to determine whether an increase in the Executive's rate of compensation is appropriate.

                  (b) Signing Bonus. On the Commencement Date, the Executive shall be entitled to receive a cash signing bonus in the amount of $1,500,000.

                  (c) Incentive Bonus. During each year of the Employment Period the Executive shall, to the extent provided below, be entitled to receive a cash incentive bonus (the "Incentive Bonus Amount") based on the Corporation's performance as follows:

                           (i) If the Corporation's earnings before interest and income taxes, excluding (A) extraordinary gains and losses and purchase accounting adjustments, (B) acquisitions of businesses made after the Commencement Date and (C) the payment of any Incentive Bonus Amounts ("EBIT"), as determined in accordance with U.S. generally accepted accounting principles, consistently applied, as in existence at the date hereof ("GAAP") for the 2002 fiscal year (the "2002 EBIT") equals or exceeds $7.0 million, the Executive shall receive an Incentive Bonus Amount equal to 3.33% of the amount by which the 2002 EBIT exceeds $7.0 million. For purposes of this Agreement, the term "fiscal year" shall mean, for any given year, the period beginning on April 1 in such year and ending on March 31 in the following year.

                           (ii) If the Corporation's EBIT for the 2003 fiscal year (the "2003 EBIT") equals or exceeds $9.0 million, the Executive shall receive an Incentive Bonus Amount equal to 3.33% of the amount by which the 2003 EBIT exceeds $9.0 million.

                           (iii) If the Corporation's EBIT for the 2004 fiscal year (the "2004 EBIT") equals or exceeds $12.0 million, the Executive shall receive an Incentive Bonus Amount equal to 3.33% of the amount by which the 2004 EBIT exceeds $12.0 million.

                           (iv) For purposes of this Section 3, if the Corporation develops or acquires a product for distribution which product is distributed by Thane through any distribution channel other than the Corporation's, the parties agree that 50% of Thane's EBIT (as defined below) generated from the distribution and sale of such product(s) shall be added to the Corporation's EBIT for the appropriate year for purposes of calculating the Incentive Bonus Amount payable to the Executive. For purposes hereof, Thane's EBIT shall be Thane's earnings before interest and taxes, excluding (A) extraordinary gains and losses and purchase accounting adjustments (B) the Corporation's and its subsidiaries' earnings and (C) acquisitions of businesses made after the Commencement Date as determined in accordance with GAAP.

                           (v) Additionally, for purposes of this Section 3, the Corporation's EBIT shall be calculated to include any benefit resulting from the Corporation using Thane's cost structure.

                           (vi) The Corporation shall pay any earned Incentive Bonus Amount within thirty (30) days after completion of its audited financial statements for the previous fiscal year.

                  (d) Options. The Executive shall be entitled to receive the number of options set forth below to purchase shares of Thane common stock at an exercise price per share of $0.01 (the "Options") based on the Corporation achieving certain target levels of EBIT as set forth below. Thane shall, pursuant to its option plan(s), issue any earned Options to the Executive within thirty (30) days after completion of its audited financial statements for the previous fiscal year. The Options for each fiscal year shall not be deemed earned by the Executive unless the Executive is employed by the Corporation on the last day of the applicable fiscal year unless the Executive is terminated without cause hereunder, in which case the Executive shall be entitled to receive Options in accordance with the provisions of Section 5(a)(i) and (ii) herein.


                             CORPORATION TARGET EBIT
                        ---------------------------------
                          MINIMUM               MAXIMUM
FISCAL YEARS            TARGET EBIT           TARGET EBIT        OPTIONS(1)
------------            -----------           -----------        ----------
   2002                  $5,000,000           $10,000,000

   2003                  $6,500,000           $13,000,000

   2004                  $8,000,000           $16,000,000


---------

(1) DRAFT NOTE: The number of options will be adjusted for any Thane recapitalization that occurs prior to the effective date of the employment agreements.

                           (i) In the event the Corporation's EBIT equals or exceeds the Maximum Target EBIT for the fiscal years set forth in the chart above, the Executive shall be entitled to receive the full number of Options for such fiscal year. In the event the Corporation's EBIT equals or exceeds the Minimum Target EBIT but is less than the Maximum Target EBIT for such fiscal year as set forth in the chart above, then the Executive shall receive a ratable portion of the Options for such fiscal year as set forth in the chart above equal to the applicable number of Options for such period multiplied by the following fraction: (i) the numerator of which is the Corporation's EBIT less the Minimum Target EBIT for such fiscal year, and (ii) the denominator of which is the Maximum Target EBIT less the Minimum Target EBIT for such fiscal year.

                           (ii) In the event that any portion of the 2002 Options is not earned pursuant to this Section 3(d), but the 2003 EBIT exceeds $13.0 million, then the 2003 EBIT in excess of $13.0 million shall be added to the 2002 EBIT to determine whether the 2002 Options have been earned by the Executive.

                           (iii) In the event that any portion of the 2003 Options is not earned pursuant to this Section 3(d), but the 2004 EBIT exceeds $16.0 million, then the 2004 EBIT in excess of $16.0 million shall be added to the 2002 EBIT and/or the 2003 EBIT to determine whether the 2002 and/or the 2003 Options have been earned by the Executive.

                           (iv) The Executive and the Corporation hereby agree that, effective as of the Commencement Date, any Options granted to the Executive by the Corporation prior to the Commencement Date shall be deemed to be expired and shall be of no further force and effect.

                  (e) The Executive shall be entitled to receive the following perquisites:

                           (i) The Corporation shall provide health and medical insurance for the Executive in a form and program to be chosen by the Corporation for certain of its executive employees as a group. Additionally, the Executive shall be provided with vacation and such other non-cash benefits provided to other similarly situated executives of Thane.

                           (ii) The Corporation shall provide the Executive with directors and officers liability insurance on substantially the same terms and conditions as other similarly situated executives of Thane.

                           (iii)    The Corporation shall reimburse the
         Executive's current monthly automobile lease payment until the earlier of (A) the expiration of the Executive's current automobile lease or
         (B) the end of the Employment Period, after which time the Corporation shall provide the Executive with a monthly automobile allowance consistent with those provided to other similarly situated executives of Thane.

                  (f) The Executive shall be reimbursed by the Corporation for all reasonable business, promotional, travel and entertainment expenses incurred or paid by the Executive during the Employment Period in the performance of his services under this Employment Agreement: (i) provided that such expenses constitute business deductions from taxable income for the Corporation and are excludable from taxable income to the Executive under the governing laws and regulations of the Internal Revenue Code unless otherwise agreed to by the Corporation's Board of Directors; and (ii) to the extent that such expenses do not exceed the amounts allocable for such expenses in budgets that are approved from time to time by the Corporation. In order that the Corporation reimburse the Executive for such allowable expenses, the Executive shall furnish to the Corporation, in a timely fashion, the appropriate documentation required by the Internal Revenue Code in connection with such expenses and shall furnish such other documentation and accounting as the Corporation may from time to time reasonably request.

         4. Restrictive Covenants. The Executive acknowledges and agrees that: (i) the Executive has a major responsibility for the operation, development and growth of the Corporation's business; (ii) the Executive's work for the Corporation has brought him and will continue to bring him into close contact with confidential information of the Corporation, Thane and each of their respective customers; and (iii) the agreements and covenants contained in this paragraph 4 and in the Merger Agreement are essential to protect the business interests of the Corporation and Thane and that the Corporation and Thane would not enter into the Employment Agreement but for such agreements and covenants. Accordingly, the Executive covenants and agrees to the following:

                  (a) Confidential Information. Except as may be required by the lawful order of a court or agency of competent jurisdiction, the Executive agrees to keep secret and confidential, both during the Employment Period and indefinitely after the Executive's employment with the Corporation terminates, all non-public information concerning the Corporation Thane and each of their respective affiliates that was acquired by, or disclosed to, the Executive during the course of his employment by the Corporation, including information relating to customers (including, without limitation, credit history, repayment history, financial information and financial statements), costs, and operations, financial data and plans, whether past, current or planned and not to disclose the same, either directly or indirectly, to any other person, firm or business entity, or to use it in any way; provided, however, that the provisions of this paragraph 4(a) shall not apply to information that: (a) was, is now, or becomes generally available to the public (but not as a result of a breach of any duty of confidentiality by which the Executive is bound); (b) was disclosed to the Executive by a third party not subject to any duty of confidentiality to the Corporation or Thane prior to its disclosure to the Executive; or (c) is disclosed by the Executive in the ordinary course of the Corporation's or Thane's business as a proper part of his employment in connection with communications with customers, vendors and other proper parties, provided that it is for a proper purpose solely for the benefit of the Corporation and/or Thane. The Executive further agrees that he shall not make any statement or disclosure that (i) would be prohibited by applicable Federal or state laws, or (ii) is intended or reasonably likely to be detrimental to the Corporation, Thane or any of their respective subsidiaries or affiliates.

                  (b) Non-Competition. The Executive, the Corporation and Thane agree that reasonable restrictions upon competition with the Corporation and/or Thane following termination of the Executive's employment with the Corporation are necessary to protect the business interests of the Corporation and Thane.

                           (i) For purposes of the scope of this Section 4(b), the extent of each of the Corporation's and Thane's business (the "Business") shall be limited to the actual and intended business of the Corporation and Thane, as demonstrated by each of their books, records, contracts, advertising, strategic plans and financial and budget documents, created or relied upon during the Employment Period and as of the date the Executive leaves the employment of the Corporation.

                           (ii) The Executive and Corporation agree that, for a period commencing on the Commencement Date and ending on the later of (A) the one (1) year anniversary of the date on which the Executive's employment with the Corporation is terminated either (x) for cause, (y) upon the Executive's disability pursuant to Section 5(e) or (z) upon the voluntary resignation of the Executive pursuant to Section 5(b), or (B) March 31, 2005 (the "Non-Competition Period"), the Executive shall not serve as or be a consultant to or employee, officer, agent, director or owner of more than five percent (5%) of another corporation, partnership or other entity that competes with the Corporation or Thane in the Business; provided, however, in the event the Executive's employment with the Corporation is terminated without cause, the Non-Competition Period shall immediately terminate if the Corporation (or Thane) does not continue to pay the Executive's salary pursuant to Section 5(a) hereof.

                           (iii)    That the nature of the television
         production business of the Corporation is interstate and international in scope, that the global scope of the business renders a global restriction reasonable and a more narrowly tailored geographic restriction insufficient to protect the legitimate business interests of the Corporation.

                  (c) Remedies. If the Executive breaches, or threatens to commit a breach of any of the provisions contained in paragraphs 4(a) and 4(b) (the "Restrictive Covenants"), the Corporation and Thane shall have the following rights and remedies, each of which shall be enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Corporation and Thane at law or in equity.

                           (i) The Executive shall account for and pay over to the Corporation all compensation, profits, and other benefits which inure to the Executive's benefit which are derived or received by the Executive or any person or business entity controlled by the Executive, or his relatives, resulting from any action or transactions constituting a breach of any of the Restrictive Covenants.

                           (ii)     Notwithstanding the provisions of
         subparagraph 4(c)(i) above, the Executive acknowledges and agrees that in the event of a violation or threatened violation of any of the Restrictive Covenants, the Corporation and Thane shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunction or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages, posting any bond or other security, and without prejudice to any other rights and remedies that may be available at law or in equity, and the Corporation and Thane shall also be entitled to recover its attorneys' fees and costs incurred to enforce any of the Restrictive Covenants from the Executive.

                  (d) Severability. If any of the Restrictive Covenants, or any part thereof, are held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, are held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

                  (e) Proprietary Rights. The Executive acknowledges and agrees that all know-how, documents, reports, plans, proposals, marketing and sales plans, client lists, client files, and any materials made by the Executive or by the Corporation are the property of the Corporation and shall not be used by the Executive in any way adverse to the Corporation's interests. The Executive shall not deliver, reproduce or in any way allow such documents or things to be delivered or used by any third party without specific direction or consent of the Board. The Executive hereby assigns to the Corporation any rights which he may have in any such trade secret or proprietary information.

         5. Termination and Compensation Due Upon Termination. The Executive's right to compensation for periods after the date the Executive's employment with the Corporation terminates shall be determined in accordance with the following:

                  (a) Termination Without Cause or Resignation for Good Cause. In the event the Corporation terminates the Executive's employment under this Agreement without cause or the Executive resigns for Good Cause pursuant to Section 5(d),

                           (i) and for the twelve month period immediately preceding the effective date of termination the Corporation had net income, upon the Executive's prior execution of a written release of any and all claims, including without limitation any claims for lost wages or benefits, stock options, compensatory damages, punitive damages, attorneys' fees, equitable relief, or any other form of damages or relief (excluding claims for amounts which may be payable pursuant to this Agreement) the Executive may assert against the Corporation which release shall be mutually agreed upon by the Corporation and the Executive, (A) the Corporation shall pay the Executive in accordance with the provisions of paragraph 3 any compensation and benefits, including any earned Incentive Bonus Amount and earned Options owed to the Executive through the effective date of termination, (B) the Executive shall be entitled to receive any Incentive Bonus Amount if and when earned in accordance with the provisions of subparagraph 3(c) through the remainder of the Employment Period, and (C) the Executive shall be entitled to receive that number of Options, if and when earned in accordance with the provisions of subparagraph 3(d) through the remainder of the Employment Period; or

                           (ii) for the twelve month period immediately preceding the effective date of termination the Corporation had net loss, upon the Executive's prior voluntary execution of a written release (to be drafted and provided by the Corporation) of any and all claims, including without limitation any claims for lost wages or benefits, stock options, compensatory damages, punitive damages, attorneys' fees, equitable relief, or any other form of damages or relief (excluding for amounts which may be payable pursuant to this Agreement) the Executive may assert against the Corporation, (A) the Corporation shall pay the Executive in accordance with the provisions of paragraph 3 any compensation and benefits, including any earned Incentive Bonus Amount and earned Options owed to the Executive through the effective date of termination, (B) the Executive shall be entitled to receive any Incentive Bonus Amount if and when earned in accordance with the provisions of subparagraph 3(c) through the remainder of the Employment Period, and (C) the Executive shall be entitled to receive that number of Options, if and when earned in accordance with the provisions of subparagraph 3(d) through the remainder of the Employment Period.

                  (b) Voluntary Resignation. The Executive may terminate his employment with the Corporation for any reason (or no reason at all) at any time by giving the Corporation sixty (60) days prior written notice of voluntary resignation; provided, however, that the Corporation may decide that the Executive's voluntary resignation be effective immediately upon notice of such resignation. The Corporation shall have no obligation to make payments of any kind or grant Options to the Executive in accordance with the provisions of paragraph 3 for periods after the date on which the Executive's employment with the Corporation terminates due to the Executive's voluntary resignation.

                  (c) Termination for Cause. The Corporation shall have no obligation to make payments of any kind or grant Options to the Executive in accordance with the provisions of paragraph 3 or otherwise for periods after the Executive's employment with the Corporation is terminated on account of the Executive's discharge for cause. For purposes of this paragraph 5, the Executive shall be considered terminated for "cause" if he is discharged by the Corporation on account of the occurrence of one or more of the following events:

                           (i) the Executive becomes addicted to drugs or alcohol;

                           (ii) the Executive discloses confidential information in violation of paragraph 4(a) or engages in competition in violation of paragraph 4(b) to the detriment of the Corporation and/or Thane;

                           (iii) the Corporation is directed by regulatory or governmental authorities to terminate the employment of the Executive or the Executive engages in activities that cause actions to be taken by regulatory or governmental authorities that have a material adverse effect on the Corporation;

                           (iv) the Executive is convicted of a felony crime (other than a felony resulting from a minor traffic violation);

                           (v) the Executive flagrantly and repeatedly disregards his duties under this Employment Agreement after (A) written notice has been given to the Executive by the Board that it views the Executive to be flagrantly disregarding his duties under this Agreement and (B) the Executive has been given a period of thirty
         (30) days after such notice to cure such misconduct. However, no notice or cure period shall be required if Executive's disregard of his duties has materially and adversely affected the Corporation and/or Thane;

                           (vi) any event of willful misconduct to the extent that, in the reasonable judgment of the Board, the Executive's credibility and reputation no longer conform to the standard of the Corporation's and Thane's executives; or

                           (vii) the Executive commits an act of fraud against the Corporation and/or Thane, violates a duty of loyalty to the Corporation and/or Thane as defined under Florida law or violates paragraph 2.

                  (d) Relocation of Executive. In the event that the Corporation requests the Executive to relocate to an office outside of the Tampa/St. Petersburg area, the Executive may object to such request in writing within thirty (30) days of receiving such request. If the Corporation insists on the Executive relocating outside of the Tampa/St. Petersburg area after receiving the Executive's written objection to such relocation request, the Executive may resign for "Good Cause."

                  (e) Disability. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date the Executive's employment with the Corporation terminates on account of any long-term disability, except payments due and owing through the effective date of termination. For purposes of this subparagraph 5(e), long-term disability shall mean any disability that has a material adverse effect upon the ability of the Executive to perform on a full-time basis his customary duties hereunder on a full-time basis either in the judgment of the Executive's doctors or that continues for a period of ninety (90) days out of any one hundred and fifty (150) day period.

                  (f) Death. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date of the Executive's death, except payments due and owing as of such date including earned salary, bonuses and Options.

         6. Successors. This Agreement shall be binding on, and inure to the benefit of, each of the Corporation and Thane and each of their respective successors and assigns and any person acquiring, whether by merger, consolidation, purchase directly or indirectly of all or substantially all of the Corporation's assets and business, or otherwise.

         7. Nonalienation. The interests of the Executive under this Agreement are not subject to the claims of his or her creditors, other than the Corporation, and may not otherwise be voluntarily or involuntarily assigned, alienated or encumbered except to the Executive's estate upon his or her death.

         8. Waiver of Breach. The waiver by either the Corporation and Thane, on one hand, or the Executive, on the other hand, of a breach of any provision of this Agreement shall not operate as, or be deemed a waiver of, any subsequent breach by either the Corporation, Thane, or the Executive.

         9. Notice. Any notice to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given when received or, when deposited in the U.S. mail, certified or registered mail, postage prepaid:

                  (a)      to the Executive addressed as follows:

                           Mr. Kevin Harrington
                           7676 Hunter Lane
                           Pinellas Park, Florida 33782

                  (b)      to the Corporation addressed as follows:

                           Reliant Interactive Media Corp.
                           2701 North Rocky Point Drive
                           Suite 200
                           Tampa, Florida 33607
                           Attention:
                           Telephone:
                           Facsimile:

                           with a copy to:

                           Thane International, Inc.
                           78-140 Calle Tampico
                           La Quinta, California  92253
                           Attention:  William Hay, President
                           Telephone:  (760) 777-0217
                           Facsimile:   (760) 777-0214

                           and a copy to:

                           H.I.G. Capital LLC
                           1001 Brickell Bay Drive, 27th Floor
                           Miami, Florida  33131
                           Attention:  Steven Martinez
                           Telephone:  (305) 379-2322
                           Facsimile:   (305) 379-2013

                           and a copy to:

                           White & Case LLP
                           200 South Biscayne Boulevard
                           Suite 4900
                           Miami, Florida 33131
                           Attention:   Jorge L. Freeland, Esq.
                           Telephone:  (305) 371-2700
                           Facsimile:   (305) 358-5744

         10. Amendment. This Agreement may be amended or canceled by mutual agreement of the parties in writing without the consent of any other person and no person, other than the parties hereto (and the Executive's estate upon his death), shall have any rights under or interest in this Agreement or the subject matter hereof. The parties hereby agree that no oral conversations shall be deemed to be a modification of this Agreement and neither party shall assert the same.

         11. Applicable Law. The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Florida.

         12. WAIVER OF JURY TRIAL. THE EXECUTIVE AND THE CORPORATION EXPRESSLY WAIVE ANY RIGHT EITHER MAY HAVE TO A JURY TRIAL CONCERNING ANY CIVIL ACTION THAT MAY ARISE FROM THIS AGREEMENT, OR THE RELATIONSHIP OF THE PARTIES HERETO.

         13. Termination. All of the provisions of this Agreement shall terminate after the expiration of the Employment Period, except that paragraph 4(a) shall survive indefinitely, paragraph 4(b) shall terminate upon the expiration of the Non-Competition Period and paragraph 5(b) shall terminate upon the expiration of the Employment Period.


                                     * * *

         IN WITNESS WHEREOF, the Executive, the Corporation and Thane have executed this Employment Agreement as of the day and year first above written.


                                             KEVIN HARRINGTON


                                             ----------------------------------


                                             RELIANT INTERACTIVE MEDIA CORP.


                                             By:
                                                -------------------------------
                                             Its:
                                                 ------------------------------


                                             THANE INTERNATIONAL, INC.


                                             By:
                                                -------------------------------
                                             Its:
                                                 ------------------------------

                          FORM OF EMPLOYMENT AGREEMENT


         This EMPLOYMENT AGREEMENT is entered into on ____________ __, 2002 by and among Thane International, Inc., a Delaware corporation ("Thane"), Reliant Interactive Media Corp., a Nevada corporation (the "Corporation"), and Timothy Harrington, an individual residing at ____________________ (the "Executive"), under the following terms and conditions:

                                   RECITALS:

         WHEREAS, on or about December 6, 2001, Thane, Reliant Acquisition Corporation, a Nevada corporation wholly owned by Thane ("Acquisition"), the Corporation, and certain controlling stockholders of the Corporation, including the Executive, entered into an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which (i) Acquisition shall be merged with and into the Corporation (the "Merger") with the Corporation surviving such Merger as a wholly owned subsidiary of Thane and (ii) the stockholders of the Corporation shall receive shares of the common stock of Thane; and

         WHEREAS, the Executive is a stockholder of the Corporation and will personally derive significant value from the Merger; and

         WHEREAS, the Executive and the Corporation entered into that certain Employment Agreement, dated as of September 9, 2000 (the "Former Contract"), pursuant to which the Executive was entitled to certain compensation and benefits; and

         WHEREAS, the execution and delivery of this Employment Agreement, as a new contract to completely supersede the Former Contract, (i) is an inducement to each of the Corporation and Thane to enter into the Merger Agreement and is a condition to Thane's consummation of the Merger and (ii) provides significant consideration to the Executive; and

         WHEREAS, the Corporation desires to retain and employ the Executive, and the Executive desires to be employed by the Corporation on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, it is hereby covenanted and agreed by the Corporation and the Executive as follows:

         1. Employment Period. The Corporation hereby agrees to employ the Executive as its _________________________, and the Executive, in such capacity, agrees to provide services to the Corporation for the period beginning on the date of the closing of the Merger (the "Commencement Date") and ending on March 31, 2005 (the "Employment Period").

         2. Performance of Duties. The Executive agrees that during the Employment Period, while he is employed by the Corporation, he shall devote substantially all of his business time, energies and talents to serving in the capacity of ___________________________ of the Corporation in the best interests of the Corporation, and to perform the duties assigned to him by the Board of Directors of the Corporation (the "Board") faithfully, efficiently and in a professional manner. The Executive shall not, without prior written consent from the Board (which consent shall not be unreasonably withheld):

                  (a) serve as or be a consultant to or employee, officer, agent or director of any corporation, partnership or other entity other than the Corporation or its affiliates (other than civic, charitable, or other public service organizations); or

                  (b) have more than a five percent (5%) ownership interest in any enterprise other than Thane or its affiliates. Set forth on
Schedule 2(b) attached hereto is a detailed list of the Executive's ownership interests as of the date hereof.

         3. Compensation. Subject to the terms and conditions of this Employment Agreement, during the Employment Period, while he is employed by the Corporation, the Executive shall be compensated by the Corporation for his services as follows:

                  (a) Base Salary. The Executive shall receive, for each 12-consecutive month period beginning on the Commencement Date and each anniversary thereof, a rate of salary that is not less than $_______ per year (the "Base Salary"), payable in substantially equal monthly or more frequent installments and subject to normal tax withholding. During the Employment Period the Executive's Base Salary shall be reviewed by the Board on or before each anniversary of the Commencement Date to determine whether an increase in the Executive's rate of compensation is appropriate.

                  (b) Signing Bonus. On the Commencement Date, the Executive shall be entitled to receive a cash signing bonus in the amount of $________.

                  (c) Incentive Bonus. During each year of the Employment Period the Executive shall, to the extent provided below, be entitled to receive a cash incentive bonus (the "Incentive Bonus Amount") based on the Corporation's performance as follows:

                           (i) If the Corporation's earnings before interest and income taxes, excluding (A) extraordinary gains and losses and purchase accounting adjustments, (B) acquisitions of businesses made after the Commencement Date and (C) the payment of any Incentive Bonus Amounts ("EBIT"), as determined in accordance with U.S. generally accepted accounting principles, consistently applied, as in existence at the date hereof ("GAAP") for the 2002 fiscal year (the "2002 EBIT") equals or exceeds $7.0 million, the Executive shall receive an Incentive Bonus Amount equal to 3.33% of the amount by which the 2002 EBIT exceeds $7.0 million. For purposes of this Agreement, the term "fiscal year" shall mean, for any given year, the period beginning on April 1 in such year and ending on March 31 in the following year.

                           (ii) If the Corporation's EBIT for the 2003 fiscal year (the "2003 EBIT") equals or exceeds $9.0 million, the Executive shall receive an Incentive Bonus Amount equal to 3.33% of the amount by which the 2003 EBIT exceeds $9.0 million.

                           (iii) If the Corporation's EBIT for the 2004 fiscal year (the "2004 EBIT") equals or exceeds $12.0 million, the Executive shall receive an Incentive Bonus Amount equal to 3.33% of the amount by which the 2004 EBIT exceeds $12.0 million.

                           (iv) For purposes of this Section 3, if the Corporation develops or acquires a product for distribution which product is distributed by Thane through any distribution channel other than the Corporation's, the parties agree that 50% of Thane's EBIT (as defined below) generated from the distribution and sale of such product(s) shall be added to the Corporation's EBIT for the appropriate year for purposes of calculating the Incentive Bonus Amount payable to the Executive. For purposes hereof, Thane's EBIT shall be Thane's earnings before interest and taxes, excluding (A) extraordinary gains and losses and purchase accounting adjustments (B) the Corporation's and its subsidiaries' earnings and (C) acquisitions of businesses made after the Commencement Date as determined in accordance with GAAP.

                           (v) Additionally, for purposes of this Section 3, the Corporation's EBIT shall be calculated to include any benefit resulting from the Corporation using Thane's cost structure.

                           (vi) The Corporation shall pay any earned Incentive Bonus Amount within thirty (30) days after completion of its audited financial statements for the previous fiscal year.

                  (d) Options. The Executive shall be entitled to receive the number of options set forth below to purchase shares of Thane common stock at an exercise price per share of $0.01 (the "Options") based on the Corporation achieving certain target levels of EBIT as set forth below. Thane shall, pursuant to its option plan(s), issue any earned Options to the Executive within thirty (30) days after completion of its audited financial statements for the previous fiscal year. The Options for each fiscal year shall not be deemed earned by the Executive unless the Executive is employed by the Corporation on the last day of the applicable fiscal year unless the Executive is terminated without cause hereunder, in which case the Executive shall be entitled to receive Options in accordance with the provisions of Section 5(a)(i) and (ii) herein.


                             CORPORATION TARGET EBIT
                         --------------------------------
                           MINIMUM              MAXIMUM
FISCAL YEARS             TARGET EBIT          TARGET EBIT          OPTIONS(2)
------------             -----------          -----------          ----------
   2002                  $5,000,000           $10,000,000

   2003                  $6,500,000           $13,000,000

   2004                  $8,000,000           $16,000,000

---------

(2) DRAFT NOTE: The number of options will be adjusted for any Thane recapitalization that occurs prior to the effective date of the employment agreements.

                           (i) In the event the Corporation's EBIT equals or exceeds the Maximum Target EBIT for the fiscal years set forth in the chart above, the Executive shall be entitled to receive the full number of Options for such fiscal year. In the event the Corporation's EBIT equals or exceeds the Minimum Target EBIT but is less than the Maximum Target EBIT for such fiscal year as set forth in the chart above, then the Executive shall receive a ratable portion of the Options for such fiscal year as set forth in the chart above equal to the applicable number of Options for such period multiplied by the following fraction: (i) the numerator of which is the Corporation's EBIT less the Minimum Target EBIT for such fiscal year, and (ii) the denominator of which is the Maximum Target EBIT less the Minimum Target EBIT for such fiscal year.

                           (ii) In the event that any portion of the 2002 Options is not earned pursuant to this Section 3(d), but the 2003 EBIT exceeds $13.0 million, then the 2003 EBIT in excess of $13.0 million shall be added to the 2002 EBIT to determine whether the 2002 Options have been earned by the Executive.

                           (iii) In the event that any portion of the 2003 Options is not earned pursuant to this Section 3(d), but the 2004 EBIT exceeds $16.0 million, then the 2004 EBIT in excess of $16.0 million shall be added to the 2002 EBIT and/or the 2003 EBIT to determine whether the 2002 and/or the 2003 Options have been earned by the Executive.

                           (iv) The Executive and the Corporation hereby agree that, effective as of the Commencement Date, any Options granted to the Executive by the Corporation prior to the Commencement Date shall be deemed to be expired and shall be of no further force and effect.

                  (e) The Executive shall be entitled to receive the following perquisites:

                           (i) The Corporation shall provide health and medical insurance for the Executive in a form and program to be chosen by the Corporation for certain of its executive employees as a group. Additionally, the Executive shall be provided with vacation and such other non-cash benefits provided to other similarly situated executives of Thane.

                           (ii) The Corporation shall provide the Executive with directors and officers liability insurance on substantially the same terms and conditions as other similarly situated executives of Thane.

                           (iii)    The Corporation shall reimburse the
         Executive's current monthly automobile lease payment until the earlier of (A) the expiration of the Executive's current automobile lease or
         (B) the end of the Employment Period, after which time the Corporation shall provide the Executive with a monthly automobile allowance consistent with those provided to other similarly situated executives of Thane.

                  (f) The Executive shall be reimbursed by the Corporation for all reasonable business, promotional, travel and entertainment expenses incurred or paid by the Executive during the Employment Period in the performance of his services under this Employment Agreement: (i) provided that such expenses constitute business deductions from taxable income for the Corporation and are excludable from taxable income to the Executive under the governing laws and regulations of the Internal Revenue Code unless otherwise agreed to by the Corporation's Board of Directors; and (ii) to the extent that such expenses do not exceed the amounts allocable for such expenses in budgets that are approved from time to time by the Corporation. In order that the Corporation reimburse the Executive for such allowable expenses, the Executive shall furnish to the Corporation, in a timely fashion, the appropriate documentation required by the Internal Revenue Code in connection with such expenses and shall furnish such other documentation and accounting as the Corporation may from time to time reasonably request.

         4. Restrictive Covenants. The Executive acknowledges and agrees that: (i) the Executive has a major responsibility for the operation, development and growth of the Corporation's business; (ii) the Executive's work for the Corporation has brought him and will continue to bring him into close contact with confidential information of the Corporation, Thane and each of their respective customers; and (iii) the agreements and covenants contained in this paragraph 4 and in the Merger Agreement are essential to protect the business interests of the Corporation and Thane and that the Corporation and Thane would not enter into the Employment Agreement but for such agreements and covenants. Accordingly, the Executive covenants and agrees to the following:

                  (a) Confidential Information. Except as may be required by the lawful order of a court or agency of competent jurisdiction, the Executive agrees to keep secret and confidential, both during the Employment Period and indefinitely after the Executive's employment with the Corporation terminates, all non-public information concerning the Corporation Thane and each of their respective affiliates that was acquired by, or disclosed to, the Executive during the course of his employment by the Corporation, including information relating to customers (including, without limitation, credit history, repayment history, financial information and financial statements), costs, and operations, financial data and plans, whether past, current or planned and not to disclose the same, either directly or indirectly, to any other person, firm or business entity, or to use it in any way; provided, however, that the provisions of this paragraph 4(a) shall not apply to information that: (a) was, is now, or becomes generally available to the public (but not as a result of a breach of any duty of confidentiality by which the Executive is bound); (b) was disclosed to the Executive by a third party not subject to any duty of confidentiality to the Corporation or Thane prior to its disclosure to the Executive; or (c) is disclosed by the Executive in the ordinary course of the Corporation's or Thane's business as a proper part of his employment in connection with communications with customers, vendors and other proper parties, provided that it is for a proper purpose solely for the benefit of the Corporation and/or Thane. The Executive further agrees that he shall not make any statement or disclosure that (i) would be prohibited by applicable Federal or state laws, or (ii) is intended or reasonably likely to be detrimental to the Corporation, Thane or any of their respective subsidiaries or affiliates.

                  (b) Non-Competition. The Executive, the Corporation and Thane agree that reasonable restrictions upon competition with the Corporation and/or Thane following termination of the Executive's employment with the Corporation are necessary to protect the business interests of the Corporation and Thane.

                           (i) For purposes of the scope of this Section 4(b), the extent of each of the Corporation's and Thane's business (the "Business") shall be limited to the actual and intended business of the Corporation and Thane, as demonstrated by each of their books, records, contracts, advertising, strategic plans and financial and budget documents, created or relied upon during the Employment Period and as of the date the Executive leaves the employment of the Corporation.

                           (ii) The Executive and Corporation agree that, for a period commencing on the Commencement Date and ending on the later of (A) the one (1) year anniversary of the date on which the Executive's employment with the Corporation is terminated either (x) for cause, (y) upon the Executive's disability pursuant to Section 5(e) or (z) upon the voluntary resignation of the Executive pursuant to Section 5(b), or (B) March 31, 2005 (the "Non-Competition Period"), the Executive shall not serve as or be a consultant to or employee, officer, agent, director or owner of more than five percent (5%) of another corporation, partnership or other entity that competes with the Corporation or Thane in the Business; provided, however, in the event the Executive's employment with the Corporation is terminated without cause, the Non-Competition Period shall immediately terminate if the Corporation (or Thane) does not continue to pay the Executive's salary pursuant to Section 5(a) hereof.

                           (iii)    That the nature of the television
         production business of the Corporation is interstate and international in scope, that the global scope of the business renders a global restriction reasonable and a more narrowly tailored geographic restriction insufficient to protect the legitimate business interests of the Corporation.

                  (c) Remedies. If the Executive breaches, or threatens to commit a breach of any of the provisions contained in paragraphs 4(a) and 4(b) (the "Restrictive Covenants"), the Corporation and Thane shall have the following rights and remedies, each of which shall be enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Corporation and Thane at law or in equity.

                           (i) The Executive shall account for and pay over to the Corporation all compensation, profits, and other benefits which inure to the Executive's benefit which are derived or received by the Executive or any person or business entity controlled by the Executive, or his relatives, resulting from any action or transactions constituting a breach of any of the Restrictive Covenants.

                           (ii)     Notwithstanding the provisions of
         subparagraph 4(c)(i) above, the Executive acknowledges and agrees that in the event of a violation or threatened violation of any of the Restrictive Covenants, the Corporation and Thane shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunction or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages, posting any bond or other security, and without prejudice to any other rights and remedies that may be available at law or in equity, and the Corporation and Thane shall also be entitled to recover its attorneys' fees and costs incurred to enforce any of the Restrictive Covenants from the Executive.

                  (d) Severability. If any of the Restrictive Covenants, or any part thereof, are held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, are held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

                  (e) Proprietary Rights. The Executive acknowledges and agrees that all know-how, documents, reports, plans, proposals, marketing and sales plans, client lists, client files, and any materials made by the Executive or by the Corporation are the property of the Corporation and shall not be used by the Executive in any way adverse to the Corporation's interests. The Executive shall not deliver, reproduce or in any way allow such documents or things to be delivered or used by any third party without specific direction or consent of the Board. The Executive hereby assigns to the Corporation any rights which he may have in any such trade secret or proprietary information.

         5. Termination and Compensation Due Upon Termination. The Executive's right to compensation for periods after the date the Executive's employment with the Corporation terminates shall be determined in accordance with the following:

                  (a) Termination Without Cause or Resignation for Good Cause. In the event the Corporation terminates the Executive's employment under this Agreement without cause or the Executive resigns for Good Cause pursuant to Section 5(d),

                           (i) and for the twelve month period immediately preceding the effective date of termination the Corporation had net income, upon the Executive's prior execution of a written release of any and all claims, including without limitation any claims for lost wages or benefits, stock options, compensatory damages, punitive damages, attorneys' fees, equitable relief, or any other form of damages or relief (excluding claims for amounts which may be payable pursuant to this Agreement) the Executive may assert against the Corporation which release shall be mutually agreed upon by the Corporation and the Executive, (A) the Corporation shall pay the Executive in accordance with the provisions of paragraph 3 any compensation and benefits, including any earned Incentive Bonus Amount and earned Options owed to the Executive through the effective date of termination, (B) the Executive shall be entitled to receive any Incentive Bonus Amount if and when earned in accordance with the provisions of subparagraph 3(c) through the remainder of the Employment Period, and (C) the Executive shall be entitled to receive that number of Options, if and when earned in accordance with the provisions of subparagraph 3(d) through the remainder of the Employment Period; or

                           (ii) for the twelve month period immediately preceding the effective date of termination the Corporation had net loss, upon the Executive's prior voluntary execution of a written release (to be drafted and provided by the Corporation) of any and all claims, including without limitation any claims for lost wages or benefits, stock options, compensatory damages, punitive damages, attorneys' fees, equitable relief, or any other form of damages or relief (excluding for amounts which may be payable pursuant to this Agreement) the Executive may assert against the Corporation, (A) the Corporation shall pay the Executive in accordance with the provisions of paragraph 3 any compensation and benefits, including any earned Incentive Bonus Amount and earned Options owed to the Executive through the effective date of termination, (B) the Executive shall be entitled to receive any Incentive Bonus Amount if and when earned in accordance with the provisions of subparagraph 3(c) through the remainder of the Employment Period, and (C) the Executive shall be entitled to receive that number of Options, if and when earned in accordance with the provisions of subparagraph 3(d) through the remainder of the Employment Period.

                  (b) Voluntary Resignation. The Executive may terminate his employment with the Corporation for any reason (or no reason at all) at any time by giving the Corporation sixty (60) days prior written notice of voluntary resignation; provided, however, that the Corporation may decide that the Executive's voluntary resignation be effective immediately upon notice of such resignation. The Corporation shall have no obligation to make payments of any kind or grant Options to the Executive in accordance with the provisions of paragraph 3 for periods after the date on which the Executive's employment with the Corporation terminates due to the Executive's voluntary resignation.

                  (c) Termination for Cause. The Corporation shall have no obligation to make payments of any kind or grant Options to the Executive in accordance with the provisions of paragraph 3 or otherwise for periods after the Executive's employment with the Corporation is terminated on account of the Executive's discharge for cause. For purposes of this paragraph 5, the Executive shall be considered terminated for "cause" if he is discharged by the Corporation on account of the occurrence of one or more of the following events:

                           (i) the Executive becomes addicted to drugs or alcohol;

                           (ii) the Executive discloses confidential information in violation of paragraph 4(a) or engages in competition in violation of paragraph 4(b) to the detriment of the Corporation and/or Thane;

                           (iii) the Corporation is directed by regulatory or governmental authorities to terminate the employment of the Executive or the Executive engages in activities that cause actions to be taken by regulatory or governmental authorities that have a material adverse effect on the Corporation;

                           (iv) the Executive is convicted of a felony crime (other than a felony resulting from a minor traffic violation);

                           (v) the Executive flagrantly and repeatedly disregards his duties under this Employment Agreement after (A) written notice has been given to the Executive by the Board that it views the Executive to be flagrantly disregarding his duties under this Agreement and (B) the Executive has been given a period of thirty
         (30) days after such notice to cure such misconduct. However, no notice or cure period shall be required if Executive's disregard of his duties has materially and adversely affected the Corporation and/or Thane;

                           (vi) any event of willful misconduct to the extent that, in the reasonable judgment of the Board, the Executive's credibility and reputation no longer conform to the standard of the Corporation's and Thane's executives; or

                           (vii) the Executive commits an act of fraud against the Corporation and/or Thane, violates a duty of loyalty to the Corporation and/or Thane as defined under Florida law or violates paragraph 2.

                  (d) Relocation of Executive. In the event that the Corporation requests the Executive to relocate to an office outside of the Tampa/St. Petersburg area, the Executive may object to such request in writing within thirty (30) days of receiving such request. If the Corporation insists on the Executive relocating outside of the Tampa/St. Petersburg area after receiving the Executive's written objection to such relocation request, the Executive may resign for "Good Cause."

                  (e) Disability. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date the Executive's employment with the Corporation terminates on account of any long-term disability, except payments due and owing through the effective date of termination. For purposes of this subparagraph 5(e), long-term disability shall mean any disability that has a material adverse effect upon the ability of the Executive to perform on a full-time basis his customary duties hereunder on a full-time basis either in the judgment of the Executive's doctors or that continues for a period of ninety (90) days out of any one hundred and fifty (150) day period.

                  (f) Death. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date of the Executive's death, except payments due and owing as of such date including earned salary, bonuses and Options.

         6. Successors. This Agreement shall be binding on, and inure to the benefit of, each of the Corporation and Thane and each of their respective successors and assigns and any person acquiring, whether by merger, consolidation, purchase directly or indirectly of all or substantially all of the Corporation's assets and business, or otherwise.

         7. Nonalienation. The interests of the Executive under this Agreement are not subject to the claims of his or her creditors, other than the Corporation, and may not otherwise be voluntarily or involuntarily assigned, alienated or encumbered except to the Executive's estate upon his or her death.

         8. Waiver of Breach. The waiver by either the Corporation and Thane, on one hand, or the Executive, on the other hand, of a breach of any provision of this Agreement shall not operate as, or be deemed a waiver of, any subsequent breach by either the Corporation, Thane, or the Executive.

         9. Notice. Any notice to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given when received or, when deposited in the U.S. mail, certified or registered mail, postage prepaid:

                  (a)      to the Executive addressed as follows:

                           Mr. Timothy Harrington

                           ---------------------------------

                           ---------------------------------

                  (b)      to the Corporation addressed as follows:

                           Reliant Interactive Media Corp.
                           2701 North Rocky Point Drive, Suite 200
                           Tampa, Florida 33607
                           Attention:
                           Telephone:
                           Facsimile:

                           with a copy to:

                           Thane International, Inc.
                           78-140 Calle Tampico
                           La Quinta, California  92253
                           Attention:  William Hay, President
                           Telephone:  (760) 777-0217
                           Facsimile:   (760) 777-0214

                           and a copy to:

                           H.I.G. Capital LLC
                           1001 Brickell Bay Drive, 27th Floor
                           Miami, Florida  33131
                           Attention:  Steven Martinez
                           Telephone:  (305) 379-2322
                           Facsimile:   (305) 379-2013

                           and a copy to:

                           White & Case LLP
                           200 South Biscayne Boulevard
                           Suite 4900
                           Miami, Florida 33131
                           Attention:   Jorge L. Freeland, Esq.
                           Telephone:  (305) 371-2700
                           Facsimile:   (305) 358-5744

         10. Amendment. This Agreement may be amended or canceled by mutual agreement of the parties in writing without the consent of any other person and no person, other than the parties hereto (and the Executive's estate upon his death), shall have any rights under or interest in this Agreement or the subject matter hereof. The parties hereby agree that no oral conversations shall be deemed to be a modification of this Agreement and neither party shall assert the same.

         11. Applicable Law. The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Florida.

         12. WAIVER OF JURY TRIAL. THE EXECUTIVE AND THE CORPORATION EXPRESSLY WAIVE ANY RIGHT EITHER MAY HAVE TO A JURY TRIAL CONCERNING ANY CIVIL ACTION THAT MAY ARISE FROM THIS AGREEMENT, OR THE RELATIONSHIP OF THE PARTIES HERETO.

         13. Termination. All of the provisions of this Agreement shall terminate after the expiration of the Employment Period, except that paragraph 4(a) shall survive indefinitely, paragraph 4(b) shall terminate upon the expiration of the Non-Competition Period and paragraph 5(b) shall terminate upon the expiration of the Employment Period.


                                     * * *

         IN WITNESS WHEREOF, the Executive, the Corporation and Thane have executed this Employment Agreement as of the day and year first above written.


                                             TIMOTHY HARRINGTON


                                             ----------------------------------


                                             RELIANT INTERACTIVE MEDIA CORP.


                                             By:
                                                -------------------------------
                                             Its:
                                                 ------------------------------


                                             THANE INTERNATIONAL, INC.


                                             By:
                                                -------------------------------
                                             Its:
                                                 ------------------------------

                          FORM OF EMPLOYMENT AGREEMENT


         This EMPLOYMENT AGREEMENT is entered into on ____________ __, 2002 by and among Thane International, Inc., a Delaware corporation ("Thane"), Reliant Interactive Media Corp., a Nevada corporation (the "Corporation"), and Mel Arthur, an individual residing at 7676 Hunter Lane, Pinellas Park, Florida 33782 (the "Executive"), under the following terms and conditions:

                                   RECITALS:

         WHEREAS, on or about December 6, 2001, Thane, Reliant Acquisition Corporation, a Nevada corporation wholly owned by Thane ("Acquisition"), the Corporation, and certain controlling stockholders of the Corporation, including the Executive, entered into an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which (i) Acquisition shall be merged with and into the Corporation (the "Merger") with the Corporation surviving such Merger as a wholly owned subsidiary of Thane and (ii) the stockholders of the Corporation shall receive shares of the common stock of Thane; and

         WHEREAS, the Executive is a stockholder of the Corporation and will personally derive significant value from the Merger; and

         WHEREAS, the Executive and the Corporation entered into that certain Employment Agreement, dated as of September 9, 2000 (the "Former Contract"), pursuant to which the Executive was entitled to certain compensation and benefits; and

         WHEREAS, the execution and delivery of this Employment Agreement, as a new contract to completely supersede the Former Contract, (i) is an inducement to each of the Corporation and Thane to enter into the Merger Agreement and is a condition to Thane's consummation of the Merger and (ii) provides significant consideration to the Executive; and

         WHEREAS, the Corporation desires to retain and employ the Executive, and the Executive desires to be employed by the Corporation on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, it is hereby covenanted and agreed by the Corporation and the Executive as follows:

         1. Employment Period. The Corporation hereby agrees to employ the Executive as its _________________________, and the Executive, in such capacity, agrees to provide services to the Corporation for the period beginning on the date of the closing of the Merger (the "Commencement Date") and ending on March 31, 2005 (the "Employment Period").

         2. Performance of Duties. The Executive agrees that during the Employment Period, while he is employed by the Corporation, he shall devote substantially all of his business time, energies and talents to serving in the capacity of ___________________________ of the

Corporation in the best interests of the Corporation, and to perform the duties assigned to him by the Board of Directors of the Corporation (the "Board") faithfully, efficiently and in a professional manner. The Executive shall not, without prior written consent from the Board (which consent shall not be unreasonably withheld):

                  (a) serve as or be a consultant to or employee, officer, agent or director of any corporation, partnership or other entity other than the Corporation or its affiliates (other than civic, charitable, or other public service organizations); or

                  (b) have more than a five percent (5%) ownership interest in any enterprise other than Thane or its affiliates. Set forth on
Schedule 2(b) attached hereto is a detailed list of the Executive's ownership interests as of the date hereof.

         3. Compensation. Subject to the terms and conditions of this Employment Agreement, during the Employment Period, while he is employed by the Corporation, the Executive shall be compensated by the Corporation for his services as follows:

                  (a) Base Salary. The Executive shall receive, for each 12-consecutive month period beginning on the Commencement Date and each anniversary thereof, a rate of salary that is not less than $__________ per year (the "Base Salary"), payable in substantially equal monthly or more frequent installments and subject to normal tax withholding. During the Employment Period the Executive's Base Salary shall be reviewed by the Board on or before each anniversary of the Commencement Date to determine whether an increase in the Executive's rate of compensation is appropriate.

                  (b) Signing Bonus. On the Commencement Date, the Executive shall be entitled to receive a cash signing bonus in the amount of $_________.

                  (c) Incentive Bonus. During each year of the Employment Period the Executive shall, to the extent provided below, be entitled to receive a cash incentive bonus (the "Incentive Bonus Amount") based on the Corporation's performance as follows:

                           (i) If the Corporation's earnings before interest and income taxes, excluding (A) extraordinary gains and losses and purchase accounting adjustments, (B) acquisitions of businesses made after the Commencement Date and (C) the payment of any Incentive Bonus Amounts ("EBIT"), as determined in accordance with U.S. generally accepted accounting principles, consistently applied, as in existence at the date hereof ("GAAP") for the 2002 fiscal year (the "2002 EBIT") equals or exceeds $7.0 million, the Executive shall receive an Incentive Bonus Amount equal to 3.33% of the amount by which the 2002 EBIT exceeds $7.0 million. For purposes of this Agreement, the term "fiscal year" shall mean, for any given year, the period beginning on April 1 in such year and ending on March 31 in the following year.

                           (ii) If the Corporation's EBIT for the 2003 fiscal year (the "2003 EBIT") equals or exceeds $9.0 million, the Executive shall receive an Incentive Bonus Amount equal to 3.33% of the amount by which the 2003 EBIT exceeds $9.0 million.

                           (iii) If the Corporation's EBIT for the 2004 fiscal year (the "2004 EBIT") equals or exceeds $12.0 million, the Executive shall receive an Incentive Bonus Amount equal to 3.33% of the amount by which the 2004 EBIT exceeds $12.0 million.

                           (iv) For purposes of this Section 3, if the Corporation develops or acquires a product for distribution which product is distributed by Thane through any distribution channel other than the Corporation's, the parties agree that 50% of Thane's EBIT (as defined below) generated from the distribution and sale of such product(s) shall be added to the Corporation's EBIT for the appropriate year for purposes of calculating the Incentive Bonus Amount payable to the Executive. For purposes hereof, Thane's EBIT shall be Thane's earnings before interest and taxes, excluding (A) extraordinary gains and losses and purchase accounting adjustments (B) the Corporation's and its subsidiaries' earnings and (C) acquisitions of businesses made after the Commencement Date as determined in accordance with GAAP.

                           (v) Additionally, for purposes of this Section 3, the Corporation's EBIT shall be calculated to include any benefit resulting from the Corporation using Thane's cost structure.

                           (vi) The Corporation shall pay any earned Incentive Bonus Amount within thirty (30) days after completion of its audited financial statements for the previous fiscal year.

                  (d) Options. The Executive shall be entitled to receive the number of options set forth below to purchase shares of Thane common stock at an exercise price per share of $0.01 (the "Options") based on the Corporation achieving certain target levels of EBIT as set forth below. Thane shall, pursuant to its option plan(s), issue any earned Options to the Executive within thirty (30) days after completion of its audited financial statements for the previous fiscal year. The Options for each fiscal year shall not be deemed earned by the Executive unless the Executive is employed by the Corporation on the last day of the applicable fiscal year unless the Executive is terminated without cause hereunder, in which case the Executive shall be entitled to receive Options in accordance with the provisions of Section 5(a)(i) and (ii) herein.



                             CORPORATION TARGET EBIT
                         --------------------------------
                           MINIMUM              MAXIMUM
FISCAL YEARS             TARGET EBIT          TARGET EBIT          OPTIONS(3)
------------             -----------          -----------          ----------
   2002                  $5,000,000           $10,000,000

   2003                  $6,500,000           $13,000,000

   2004                  $8,000,000           $16,000,000

---------


(3) DRAFT NOTE: The number of options will be adjusted for any Thane recapitalization that occurs prior to the effective date of the employment agreements.

                           (i)      In the event the Corporation's

                           (ii) EBIT equals or exceeds the Maximum Target EBIT for the fiscal years set forth in the chart above, the Executive shall be entitled to receive the full number of Options for such fiscal year. In the event the Corporation's EBIT equals or exceeds the Minimum Target EBIT but is less than the Maximum Target EBIT for such fiscal year as set forth in the chart above, then the Executive shall receive a ratable portion of the Options for such fiscal year as set forth in the chart above equal to the applicable number of Options for such period multiplied by the following fraction: (i) the numerator of which is the Corporation's EBIT less the Minimum Target EBIT for such fiscal year, and (ii) the denominator of which is the Maximum Target EBIT less the Minimum Target EBIT for such fiscal year.

                           (iii) In the event that any portion of the 2002 Options is not earned pursuant to this Section 3(d), but the 2003 EBIT exceeds $13.0 million, then the 2003 EBIT in excess of $13.0 million shall be added to the 2002 EBIT to determine whether the 2002 Options have been earned by the Executive.

                           (iv) In the event that any portion of the 2003 Options is not earned pursuant to this Section 3(d), but the 2004 EBIT exceeds $16.0 million, then the 2004 EBIT in excess of $16.0 million shall be added to the 2002 EBIT and/or the 2003 EBIT to determine whether the 2002 and/or the 2003 Options have been earned by the Executive.

                           (v) The Executive and the Corporation hereby agree that, effective as of the Commencement Date, any Options granted to the Executive by the Corporation prior to the Commencement Date shall be deemed to be expired and shall be of no further force and effect.

                  (e) The Executive shall be entitled to receive the following perquisites:

                           (i) The Corporation shall provide health and medical insurance for the Executive in a form and program to be chosen by the Corporation for certain of its executive employees as a group. Additionally, the Executive shall be provided with vacation and such other non-cash benefits provided to other similarly situated executives of Thane.

                           (ii) The Corporation shall provide the Executive with directors and officers liability insurance on substantially the same terms and conditions as other similarly situated executives of Thane.

                           (iii)    The Corporation shall reimburse the
         Executive's current monthly automobile lease payment until the earlier of (A) the expiration of the Executive's current automobile lease or
         (B) the end of the Employment Period, after which time the

         Corporation shall provide the Executive with a monthly automobile allowance consistent with those provided to other similarly situated executives of Thane.

                  (f) The Executive shall be reimbursed by the Corporation for all reasonable business, promotional, travel and entertainment expenses incurred or paid by the Executive during the Employment Period in the performance of his services under this Employment Agreement: (i) provided that such expenses constitute business deductions from taxable income for the Corporation and are excludable from taxable income to the Executive under the governing laws and regulations of the Internal Revenue Code unless otherwise agreed to by the Corporation's Board of Directors; and (ii) to the extent that such expenses do not exceed the amounts allocable for such expenses in budgets that are approved from time to time by the Corporation. In order that the Corporation reimburse the Executive for such allowable expenses, the Executive shall furnish to the Corporation, in a timely fashion, the appropriate documentation required by the Internal Revenue Code in connection with such expenses and shall furnish such other documentation and accounting as the Corporation may from time to time reasonably request.

         4. Restrictive Covenants. The Executive acknowledges and agrees that: (i) the Executive has a major responsibility for the operation, development and growth of the Corporation's business; (ii) the Executive's work for the Corporation has brought him and will continue to bring him into close contact with confidential information of the Corporation, Thane and each of their respective customers; and (iii) the agreements and covenants contained in this paragraph 4 and in the Merger Agreement are essential to protect the business interests of the Corporation and Thane and that the Corporation and Thane would not enter into the Employment Agreement but for such agreements and covenants. Accordingly, the Executive covenants and agrees to the following:

                  (a) Confidential Information. Except as may be required by the lawful order of a court or agency of competent jurisdiction, the Executive agrees to keep secret and confidential, both during the Employment Period and indefinitely after the Executive's employment with the Corporation terminates, all non-public information concerning the Corporation Thane and each of their respective affiliates that was acquired by, or disclosed to, the Executive during the course of his employment by the Corporation, including information relating to customers (including, without limitation, credit history, repayment history, financial information and financial statements), costs, and operations, financial data and plans, whether past, current or planned and not to disclose the same, either directly or indirectly, to any other person, firm or business entity, or to use it in any way; provided, however, that the provisions of this paragraph 4(a) shall not apply to information that: (a) was, is now, or becomes generally available to the public (but not as a result of a breach of any duty of confidentiality by which the Executive is bound); (b) was disclosed to the Executive by a third party not subject to any duty of confidentiality to the Corporation or Thane prior to its disclosure to the Executive; or (c) is disclosed by the Executive in the ordinary course of the Corporation's or Thane's business as a proper part of his employment in connection with communications with customers, vendors and other proper parties, provided that it is for a proper purpose solely for the benefit of the Corporation and/or Thane. The Executive further agrees that he shall not make any statement or disclosure that (i) would be prohibited by applicable Federal or state laws, or (ii) is intended or reasonably likely to be detrimental to the Corporation, Thane or any of their respective subsidiaries or affiliates.

                  (b) Non-Competition. The Executive, the Corporation and Thane agree that reasonable restrictions upon competition with the Corporation and/or Thane following termination of the Executive's employment with the Corporation are necessary to protect the business interests of the Corporation and Thane.

                           (i) For purposes of the scope of this Section 4(b), the extent of each of the Corporation's and Thane's business (the "Business") shall be limited to the actual and intended business of the Corporation and Thane, as demonstrated by each of their books, records, contracts, advertising, strategic plans and financial and budget documents, created or relied upon during the Employment Period and as of the date the Executive leaves the employment of the Corporation.

                           (ii) The Executive and Corporation agree that, for a period commencing on the Commencement Date and ending on the later of (A) the one (1) year anniversary of the date on which the Executive's employment with the Corporation is terminated either (x) for cause, (y) upon the Executive's disability pursuant to Section 5(e) or (z) upon the voluntary resignation of the Executive pursuant to Section 5(b), or (B) March 31, 2005 (the "Non-Competition Period"), the Executive shall not serve as or be a consultant to or employee, officer, agent, director or owner of more than five percent (5%) of another corporation, partnership or other entity that competes with the Corporation or Thane in the Business; provided, however, in the event the Executive's employment with the Corporation is terminated without cause, the Non-Competition Period shall immediately terminate if the Corporation (or Thane) does not continue to pay the Executive's salary pursuant to Section 5(a) hereof.

                           (iii)    That the nature of the television
         production business of the Corporation is interstate and international in scope, that the global scope of the business renders a global restriction reasonable and a more narrowly tailored geographic restriction insufficient to protect the legitimate business interests of the Corporation.

                  (c) Remedies. If the Executive breaches, or threatens to commit a breach of any of the provisions contained in paragraphs 4(a) and 4(b) (the "Restrictive Covenants"), the Corporation and Thane shall have the following rights and remedies, each of which shall be enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Corporation and Thane at law or in equity.

                           (i) The Executive shall account for and pay over to the Corporation all compensation, profits, and other benefits which inure to the Executive's benefit which are derived or received by the Executive or any person or business entity controlled by the Executive, or his relatives, resulting from any action or transactions constituting a breach of any of the Restrictive Covenants.

                           (ii)     Notwithstanding the provisions of
         subparagraph 4(c)(i) above, the Executive acknowledges and agrees that in the event of a violation or threatened violation of any of the Restrictive Covenants, the Corporation and Thane shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunction or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages, posting any bond or other security, and without prejudice to any other rights and remedies that may be available at law or in equity, and the Corporation and Thane shall also be entitled to recover its attorneys' fees and costs incurred to enforce any of the Restrictive Covenants from the Executive.

                  (d) Severability. If any of the Restrictive Covenants, or any part thereof, are held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, are held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

                  (e) Proprietary Rights. The Executive acknowledges and agrees that all know-how, documents, reports, plans, proposals, marketing and sales plans, client lists, client files, and any materials made by the Executive or by the Corporation are the property of the Corporation and shall not be used by the Executive in any way adverse to the Corporation's interests. The Executive shall not deliver, reproduce or in any way allow such documents or things to be delivered or used by any third party without specific direction or consent of the Board. The Executive hereby assigns to the Corporation any rights which he may have in any such trade secret or proprietary information.

         5. Termination and Compensation Due Upon Termination. The Executive's right to compensation for periods after the date the Executive's employment with the Corporation terminates shall be determined in accordance with the following:

                  (a) Termination Without Cause or Resignation for Good Cause. In the event the Corporation terminates the Executive's employment under this Agreement without cause or the Executive resigns for Good Cause pursuant to Section 5(d),

                           (i) and for the twelve month period immediately preceding the effective date of termination the Corporation had net income, upon the Executive's prior execution of a written release of any and all claims, including without limitation any claims for lost wages or benefits, stock options, compensatory damages, punitive damages, attorneys' fees, equitable relief, or any other form of damages or relief (excluding claims for amounts which may be payable pursuant to this Agreement) the Executive may assert against the Corporation which release shall be mutually agreed upon by the Corporation and the Executive, (A) the Corporation shall pay the Executive in accordance with the provisions of paragraph 3 any compensation and benefits, including any earned Incentive Bonus Amount and earned Options owed to the Executive through the effective date of termination, (B) the Executive shall be entitled to receive any Incentive Bonus Amount if and when earned in accordance with the provisions of subparagraph 3(c) through the remainder of the Employment Period, and (C) the Executive shall be entitled to receive that number of Options, if and when earned in accordance with the provisions of subparagraph 3(d) through the remainder of the Employment Period; or

                           (ii) for the twelve month period immediately preceding the effective date of termination the Corporation had net loss, upon the Executive's prior voluntary execution of a written release (to be drafted and provided by the Corporation) of any and all claims, including without limitation any claims for lost wages or benefits, stock options, compensatory damages, punitive damages, attorneys' fees, equitable relief, or any other form of damages or relief (excluding for amounts which may be payable pursuant to this Agreement) the Executive may assert against the Corporation, (A) the Corporation shall pay the Executive in accordance with the provisions of paragraph 3 any compensation and benefits, including any earned Incentive Bonus Amount and earned Options owed to the Executive through the effective date of termination, (B) the Executive shall be entitled to receive any Incentive Bonus Amount if and when earned in accordance with the provisions of subparagraph 3(c) through the remainder of the Employment Period, and (C) the Executive shall be entitled to receive that number of Options, if and when earned in accordance with the provisions of subparagraph 3(d) through the remainder of the Employment Period.

                  (b) Voluntary Resignation. The Executive may terminate his employment with the Corporation for any reason (or no reason at all) at any time by giving the Corporation sixty (60) days prior written notice of voluntary resignation; provided, however, that the Corporation may decide that the Executive's voluntary resignation be effective immediately upon notice of such resignation. The Corporation shall have no obligation to make payments of any kind or grant Options to the Executive in accordance with the provisions of paragraph 3 for periods after the date on which the Executive's employment with the Corporation terminates due to the Executive's voluntary resignation.

                  (c) Termination for Cause. The Corporation shall have no obligation to make payments of any kind or grant Options to the Executive in accordance with the provisions of paragraph 3 or otherwise for periods after the Executive's employment with the Corporation is terminated on account of the Executive's discharge for cause. For purposes of this paragraph 5, the Executive shall be considered terminated for "cause" if he is discharged by the Corporation on account of the occurrence of one or more of the following events:

                           (i) the Executive becomes addicted to drugs or alcohol;

                           (ii) the Executive discloses confidential information in violation of paragraph 4(a) or engages in competition in violation of paragraph 4(b) to the detriment of the Corporation and/or Thane;

                           (iii) the Corporation is directed by regulatory or governmental authorities to terminate the employment of the Executive or the Executive engages in activities that cause actions to be taken by regulatory or governmental authorities that have a material adverse effect on the Corporation;

                           (iv) the Executive is convicted of a felony crime (other than a felony resulting from a minor traffic violation);

                           (v) the Executive flagrantly and repeatedly disregards his duties under this Employment Agreement after (A) written notice has been given to the Executive by the Board that it views the Executive to be flagrantly disregarding his duties under this Agreement and (B) the Executive has been given a period of thirty
         (30) days after such notice to cure such misconduct. However, no notice or cure period shall be required if Executive's disregard of his duties has materially and adversely affected the Corporation and/or Thane;

                           (vi) any event of willful misconduct to the extent that, in the reasonable judgment of the Board, the Executive's credibility and reputation no longer conform to the standard of the Corporation's and Thane's executives; or

                           (vii) the Executive commits an act of fraud against the Corporation and/or Thane, violates a duty of loyalty to the Corporation and/or Thane as defined under Florida law or violates paragraph 2.

                  (d) Relocation of Executive. In the event that the Corporation requests the Executive to relocate to an office outside of the Tampa/St. Petersburg area, the Executive may object to such request in writing within thirty (30) days of receiving such request. If the Corporation insists on the Executive relocating outside of the Tampa/St. Petersburg area after receiving the Executive's written objection to such relocation request, the Executive may resign for "Good Cause."

                  (e) Disability. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date the Executive's employment with the Corporation terminates on account of any long-term disability, except payments due and owing through the effective date of termination. For purposes of this subparagraph 5(e), long-term disability shall mean any disability that has a material adverse effect upon the ability of the Executive to perform on a full-time basis his customary duties hereunder on a full-time basis either in the judgment of the Executive's doctors or that continues for a period of ninety (90) days out of any one hundred and fifty (150) day period.

                  (f) Death. The Corporation shall have no obligation to make payments to the Executive in accordance with the provisions of paragraph 3 for periods after the date of the Executive's death, except payments due and owing as of such date including earned salary, bonuses and Options.

         6. Successors. This Agreement shall be binding on, and inure to the benefit of, each of the Corporation and Thane and each of their respective successors and assigns and any person acquiring, whether by merger, consolidation, purchase directly or indirectly of all or substantially all of the Corporation's assets and business, or otherwise.

         7. Nonalienation. The interests of the Executive under this Agreement are not subject to the claims of his or her creditors, other than the Corporation, and may not otherwise be voluntarily or involuntarily assigned, alienated or encumbered except to the Executive's estate upon his or her death.

         8. Waiver of Breach. The waiver by either the Corporation and Thane, on one hand, or the Executive, on the other hand, of a breach of any provision of this Agreement shall not operate as, or be deemed a waiver of, any subsequent breach by either the Corporation, Thane, or the Executive.

         9. Notice. Any notice to be given hereunder by a party hereto shall be in writing and shall be deemed to have been given when received or, when deposited in the U.S. mail, certified or registered mail, postage prepaid:

                  (a)      to the Executive addressed as follows:

                           Mr. Mel Arthur

                           -----------------------------------

                           -----------------------------------

                  (b)      to the Corporation addressed as follows:

                           Reliant Interactive Media Corp.
                           2701 North Rocky Point Drive, Suite 200
                           Tampa, Florida 33607
                           Attention:
                           Telephone:
                           Facsimile:

                           with a copy to:

                           Thane International, Inc.
                           78-140 Calle Tampico
                           La Quinta, California  92253
                           Attention:  William Hay, President
                           Telephone:  (760) 777-0217
                           Facsimile:   (760) 777-0214

                           and a copy to:

                           H.I.G. Capital LLC
                           1001 Brickell Bay Drive, 27th Floor
                           Miami, Florida  33131
                           Attention:  Steven Martinez
                           Telephone:  (305) 379-2322
                           Facsimile:   (305) 379-2013

                           and a copy to:

                           White & Case LLP
                           200 South Biscayne Boulevard
                           Suite 4900
                           Miami, Florida 33131
                           Attention:   Jorge L. Freeland, Esq.
                           Telephone:  (305) 371-2700
                           Facsimile:   (305) 358-5744

         10. Amendment. This Agreement may be amended or canceled by mutual agreement of the parties in writing without the consent of any other person and no person, other than the parties hereto (and the Executive's estate upon his death), shall have any rights under or interest in this Agreement or the subject matter hereof. The parties hereby agree that no oral conversations shall be deemed to be a modification of this Agreement and neither party shall assert the same.

         11. Applicable Law. The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Florida.

         12. WAIVER OF JURY TRIAL. THE EXECUTIVE AND THE CORPORATION EXPRESSLY WAIVE ANY RIGHT EITHER MAY HAVE TO A JURY TRIAL CONCERNING ANY CIVIL ACTION THAT MAY ARISE FROM THIS AGREEMENT, OR THE RELATIONSHIP OF THE PARTIES HERETO.

         13. Termination. All of the provisions of this Agreement shall terminate after the expiration of the Employment Period, except that paragraph 4(a) shall survive indefinitely, paragraph 4(b) shall terminate upon the expiration of the Non-Competition Period and paragraph 5(b) shall terminate upon the expiration of the Employment Period.


                                     * * *

         IN WITNESS WHEREOF, the Executive, the Corporation and Thane have executed this Employment Agreement as of the day and year first above written.


                                             MEL ARTHUR


                                             ----------------------------------


                                             RELIANT INTERACTIVE MEDIA CORP.


                                             By:
                                                -------------------------------
                                             Its:
                                                 ------------------------------


                                             THANE INTERNATIONAL, INC.


                                             By:
                                                -------------------------------
                                             Its:
                                                 ------------------------------